EXHIBIT 10.30

                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                              LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated December 31, 1993, by and between COMERICA LEASING CORPORATION (herein "CLC") as Lessor, and THE COLONEL'S, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT: (Describe equipment fully, including make, kind of unit, serial numbers, and other pertinent information which is herein called "Equipment"):

          Equipment as further described on attached Exhibit "A".


3. LOCATION: The equipment described above shall be located at 951 Aiken Rd, Owosso, MI 49224.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLC as rental payments aggregating $3,464,557.32 plus any applicable sales and/or use taxes thereon payable in 84 monthly payments of $41,244.73 each, plus any applicable sales and/or use taxes commencing January 30, 1996, and on the 30th calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLC AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLC specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLC as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                                   Lessee's Initials: _____

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING CORPORATION       THE COLONEL'S. INC.
(Lessor)                           (Lessee)

By: /S/ BRIAN M. RIS               By: /S/ RICHARD SCHOENFELDT
    Brian M. Ris                       Richard Schoenfeldt
    Its:  Lease Marketing Officer      Its:  Controller






























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                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:
                                                                           SERIAL NUMBER
          ONE (1) HPM 6.0" MODEL TM111 EXTRUDER INCLUDING:                      95211
          EXTRUSION LINES                                                         N/A
          DIES                                                                    N/A
          FORMING LINES                                                           N/A
          SCREEN CHANGERS                                                         N/A
          TOOLING                                                                 N/A
          SHEET LINE SYSTEM                                                     95213
          OMART SHEET THICKNESS GAUGE                                           95221
          SUPPLEMENTAL DIP TANK                                                   N/A
          SHEAR                                                                 95215
          STACKER                                                               95217
          SHEET DIE AND STAND                                                  195007
          KENICS MIXER                                                         195008
          PROCESS CONTROL HPM EPM-11 ALLEN BRADLEY CONTROL SYSTEM               95223
          ADAPTOR                                                              195009
          TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION                   95219
          ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES
            AND ATTACHMENTS THERETO.

          ONE(1) NELMOR S10045 SHREDDER/NELMORE G2056 GRANULATOR            951036961
          COMBINATION CONVEYOR SYSTEM INCLUDING:                                  N/A
          INFEED CONVEYOR WITH METAL DETECTOR                                     N/A
          FAN EVACUATION SYSTEM                                                   N/A
          EXTRA SET OF SCREENS                                                    N/A
          ROTOR, BED KNIVES                                                       N/A
          AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

          TWO (2) BROWN R-224-E ROTARY THERMOFORMERS INCLUDING:                 13052
                                                                                13053
          TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION                     N/A
          ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES
            AND ATTACHMENTS THERETO








                                      -3-

          FIVE (5) IMCS SILOS, MODEL #40-6239 AND ALL ACCESSORIES
            AND ATTACHMENTS INCLUDING:                                            N/A
          ONE (1) LADDER AND SAFETY CAGE, MODEL #40-6063                          N/A
          FIVE (5) 4" AIR FILL KITS, MODEL #40-6065                               N/A
          FORTY-FIVE (45) TIERS OF 4" FILL TUBE, MODEL #40-0023                   N/A
          FOUR (4) 24" LONG CROSSWALKS WITH RAILING, MODEL #40-5098               N/A
          FIVE (5) SLIDE GATE AND TRANSITIONS, MODEL #50-5000                     N/A
          FIVE (5) VACUUM BOXES, MODEL #50-5050                                   N/A
          TEN (10) 2 1/2" OUTLETS, MODEL #50-5004                                 N/A
          TEN (10) ROTARY LEVEL CONTROLS, MODEL #40-0022                          N/A
          FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5017                     N/A
          FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5054                     N/A






































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                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:
                                                                            SERIAL NUMBER
          ONE (1) HIGH-LOW CONTROL ALARM BOX, MODEL #40-4004                      N/A
          FOUR (4) CONTROL BOX ADDITIONS, MODEL #40-4005                          N/A
          FIVE (5) REEL & BOBBER LEVEL INDICATORS, MODEL #40-4001                 N/A
          ONE (1) REEL & BOBBER CONTROL PANEL, MODEL #40-0020                     N/A
          ONE (1) H&W SYSTEMS ADVANTAGE PROCESS COOLING SYSTEM
            INCLUDING:
          ONE (1) 135 TON COOLING TOWER                                         29976
          ONE (1) 135 TON WATER PUMP/RECIRCULATION SYSTEM                       25872
          ONE (1) 45 TON COOLING TOWER                                          26887
          ONE (1) 45 TON WATER PUMP/RECIRCULATION SYSTEM                        25875
          THIRTY (30) CADET MODEL ADVANTAGE TEMPERATURE CONTROLLERS             25972
            WITH FIVE (5) ZONES EACH                                            25973
                                                                                25974
                                                                                25975
                                                                                25976
                                                                                25977
          TWO (2) HOLDING TANKS                                                   N/A
          AND ALL PLUMBING, ELECTRICAL, AND ALL ACCESSORIES AND
            ATTACHMENTS.





Agreed and Accepted:

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


By: /S/ BRIAN M. RIS                    By: /S/ RICHARD SCHOENFELDT
    Brian M. Ris                            Richard Schoenfeldt
    Its:  Lease Marketing Officer           Its:  Controller






                       -5-
                       COMERICA LEASING CORPORATION

                    DELIVERY AND ACCEPTANCE CERTIFICATE

TO:  COMERICA LEASING CORPORATION

RE: Lease Agreement Number 2885 dated as of December 21, 1993 between COMERICA LEASING CORPORATION, Lessor, and the undersigned Lessee


The undersigned hereby certifies that all of the goods, chattels and equipment ("Equipment") described in the Schedule Number 013 to that certain lease referenced above have been furnished to the undersigned at the location designated in said Schedule, that delivery and installation of the Equipment have been inspected and accepted by the undersigned as satisfactory as of the date set forth below.

The undersigned understands that Lessor is relying on this certificate in its purchase of the Equipment and, to induce Lessor to purchase the Equipment, the undersigned agrees to settle all claims, set-offs and counterclaims it may have with the vendor or vendors of the Equipment directly with such vendor or vendors and will not set-off any thereof against Lessor; and the undersigned further understands and agrees that the undersigned's obligations to Lessor under the Lease are absolute, that Lessor is neither the manufacturer, distributor nor seller of the Equipment and LESSOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY OR AGREEMENT WITH RESPECT TO THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT INCLUDING ITS FITNESS FOR THE PURPOSE AND USES OF LESSEE. The undersigned hereby acknowledges that it has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor(s) or supplier(s) thereof for lease to the undersigned.

Dated:  December 27, 1995
                                   THE COLONEL'S, INC.
                                   (Lessee)


                                   By: /S/ RICHARD SCHOENFELDT
                                       Richard Schoenfeldt
                                       Its:  Controller










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December 27, 1995


Craig Hegstrom
Cambridge Underwriters, LTD.
15415 Middlebelt Road
Livonia, MI 48154

Phone Number:  (313) 525-0927

RE:  PHYSICAL DAMAGE INSURANCE

     POLICY #35338463

     COMPANY:  FEDERAL INSURANCE COMPANY

     EXPIRATION:  OCTOBER 1, 1996

Dear Sir/Madam:

The undersigned is presently leasing the following equipment from Comerica Leasing Corporation:

               Equipment as further described on Exhibit "A"

Cost:  $2,689,007.19

We hereby authorize and request that our policies be amended and that Certificates of Insurance be issued showing Comerica Leasing Corporation as loss payee for physical damage risks. We also request that 30-day notice to Comerica Leasing Corporation of cancellation be noted and provided in the certificates.

Please forward certificates to:

                       COMERICA LEASING CORPORATION
                        29201 Telegraph, 2nd Floor
                           Southfield, MI  48034

We appreciate your cooperation and request this matter be handled expeditiously.

                                   Very truly yours,

                                   THE COLONEL'S, INC.


                                   By: /S/ RICHARD SCHOENFELDT
                                        Richard Schoenfeldt, Controller


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